                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------


         Date of Report (Date of earliest event reported): July 22, 2005


                          COOPERATIVE BANKSHARES, INC.
               (Exact name of registrant as specified in charter)

 NORTH CAROLINA                    0-24626                 56-1886527
(State or other                  (Commission             (IRS Employer
jurisdication of                  File Number)         Identification No.)
incorporation)

              201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS.
                ------------

         On July 22, 2005, Cooperative Bankshares, Inc. (the "Company") announced that its Board of Directors has authorized the issuance of up to $15 million of trust preferred securities ("Trust Preferred Securities") for general corporate purposes and to increase the regulatory capital of its subsidiary bank. The Company intends to issue the Trust Preferred Securities in a pooled private placement offering during the third quarter of fiscal 2005. There can be no assurance that such an offering can or will be completed. The Trust Preferred Securities to be offered have not been and will not be registered under the Securities Act of 1933 and the Trust Preferred Securities may not be offered or sold in the United Stated absent registration or an applicable exemption from registration requirements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COOPERATIVE BANKSHARES, INC.


                                       /s/ Todd L. Sammons
                                       -----------------------------------------
                                       Todd L. Sammons
                                       Senior Vice President and Chief Financial
                                       Officer

Date:  July 22, 2005